UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21614

Eaton Vance Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2005

Item 1. Reports to Stockholders

Annual Report September 30, 2005

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Walter A. Row

Lewis R. Piantedosi

Eaton Vance Management

David R. Fraley

Ronald M. Egalka

Rampart Investment

Management

The Fund

•                  Based on share price, Eaton Vance Enhanced Equity Income Fund (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOI, had a total return of 10.85% from inception on October 29, 2004, to September 30, 2005. This return resulted from an increase in share price from $19.10 (offering price of $20 per share, less all commissions) on October 29, 2004, to $19.89 on September 30, 2005, plus the reinvestment of $1.233 per share in distributions.(1)  The Fund’s primary objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its primary investment strategy by using a systematic program of covered call option writing (selling) on a substantial portion of its portfolio securities to enhance the returns and dampen the volatility of its underlying stock portfolio.

•                  Based on net asset value (NAV), the Fund had a total return of 11.24% for the period from inception on October 29, 2004, to September 30, 2005. This return was the result of an increase in NAV per share from $19.10 (offering price of $20 per share, less all commissions) on October 29, 2004, to $19.96 on September 30, 2005, plus the reinvestment of $1.233 per share in distributions.(1)

•                  For comparison, the S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks, had a total return of 10.70% over the same period.(2)

Management Discussion

•                  During the 11-month period ended September 30, 2005, the stock market posted solid gains. The strongest price gainer among the 10 economic sectors in the S&P 500 Index was the energy sector, as the commodity prices of crude oil, natural gas and coal skyrocketed, followed by the utilities sector in second place. The spike in energy costs, exacerbated by two catastrophic Gulf Coast hurricanes, as well as marginally higher interest rates, began to weigh on the U.S. consumer by the end of the period. However, an improving job market and continued improvements in capital spending helped to keep the economy and corporate earnings growing at a healthy clip.

•                  During the period, the health care and energy sectors were the greatest contributors to the Fund’s positive relative performance. In health care, picks in the health care providers and services industry, in particular, contributed to the sector’s success.  Management continued to overweight this sector during the period. In energy, stock selection, particularly in the equipment and services industry, as well as an overweight allocation, also aided this sector’s success. Conversely, weaker-performing sectors were in the utilities and, to a lesser extent, information technology sectors. Stock selection in technology, as well as timing in overweighting the sector, was a drag on the Fund’s overall performance. The Fund’s lack of exposure to the utilities sector hurt performance, as investors embraced a more defensive posture and dividend-paying equities. Given the growth profile of the Fund and the underwhelming growth characteristics of utilities, it is likely the Fund will maintain limited exposure to this group.(3)

•                  The Fund holds a broadly diversified portfolio consisting of 70-100 stocks; approximately 65% are large-caps and 35% are mid-caps. In selecting stocks for purchase, a team of research analysts focuses on companies with above-average growth and financial strength. Stocks are selected with a valuation sensitivity, and a sell discipline is employed to further limit risk. While the Fund is authorized to utilize leverage, the Fund has no current intention to do so.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)   Share price and net asset value on October 29, 2004, are calculated assuming a purchase price of $20.00, less the sales load of $0.90 per share paid by the shareholder.

(2)   It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)   Holdings and industry weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

FUND PERFORMANCE

•                  The Fund writes (sells) covered call options on a substantial portion of its stock holdings. As the writer of stock options, the Fund receives initial payments (premiums) in exchange for giving the option buyers the right to acquire the associated stocks at specified exercise prices on or before specified expiration dates. Writing covered call options involves a tradeoff between the options premiums received and reduced participation in potential stock appreciation. A covered call strategy typically underperforms in strong up markets, while seeking to outperform in modestly up, flat and down markets.

•                  The Fund’s strategy relies on stocks selection and price target objectives set by Eaton Vance’s equity research team, in concert with Rampart Investment Management’s options optimization models. To allow for capital appreciation, the Fund varies the amount of options written on its common stock holdings. For stocks considered to have significant upside potential, the Fund generally expects to write initially on a smaller portion of the underlying position. If the stock price rises, the options contracts are normally rolled to higher strike prices. This allows for potential increased cash flows and higher target share price realization. Equities considered to have less upside potential may be more fully written. If the stock price falls, the Fund may look to “cover,” or buy back, the options sold. Depending on the stock’s fundamental outlook, the Fund may then exit the position, write more options toward a new target, or write fewer options, allowing the stock to recover to its original target. During the Fund’s first 11 months, it has written call option contracts covering, on average, 65-70% of stock portfolio assets.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Performance

Cumulative Annual Total Returns (by share price, New York Stock Exchange)

Life of Fund (10/29/04)	10.85%

Cumulative Annual Total Returns (at net asset value)

Life of Fund (10/29/04)	11.24%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested.  The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Common Stock Sector Allocation*

By total net assets

Ten Largest Equity Holdings *

By total net assets

Wyeth	1.89%
Halliburton Co.	1.87
Walgreen Co.	1.74
Goldman Sachs Grp.	1.73
Chesapeak Energy Corp.	1.68
BP PLC	1.58
T Rowe Price Grp.	1.57
Pepsico Inc.	1.53
Freeport-McMoRan	1.51
Nike Inc. Cl B	1.47

*  Fund information may not be representative of the Fund’s current or future investments and may change due to active management. The sector allocation and largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at September 30, 2005.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks - 103.0%
Security	Shares	Value
Advertising - 0.7%
Lamar Advertising Co.(1)	125,000	$5,670,000
		$5,670,000
Aerospace & Defense - 5.0%
Alliant Techsystems, Inc.(1)	93,300	$6,964,845
General Dynamics Corp.	73,497	8,786,566
L-3 Communications Holdings, Inc.	105,000	8,302,350
Northrop Grumman Corp.	148,100	8,049,235
Precision Castparts Corp.	137,078	7,278,842
		$39,381,838
Apparel - 1.5%
Nike, Inc., Class B	142,000	$11,598,560
		$11,598,560
Asset Management - 2.8%
Legg Mason, Inc.	92,000	$10,091,480
T. Rowe Price Group, Inc.	189,000	12,341,700
		$22,433,180
Auto and Parts - 1.2%
BorgWarner, Inc.	169,700	$9,581,262
		$9,581,262
Beverages - 2.3%
Anheuser-Busch Cos., Inc.	133,600	$5,750,144
PepsiCo, Inc.	212,500	12,050,875
		$17,801,019
Biotechnology - 3.0%
Genzyme Corp.(1)	132,600	$9,499,464
Gilead Sciences, Inc.(1)	237,700	11,590,252
MedImmune, Inc.(1)	78,800	2,651,620
		$23,741,336

Security	Shares	Value
Business Services - 2.2%
Cintas Corp.	167,700	$6,884,085
Paychex, Inc.	278,800	10,337,904
		$17,221,989
Chemicals-Specialty - 1.2%
Ecolab, Inc.	301,900	$9,639,667
		$9,639,667
Commercial Banks - 6.8%
Bank of New York Co., Inc.	318,000	$9,352,380
Commerce Bancorp, Inc.	234,500	7,196,805
North Fork Bancorporation, Inc.	356,850	9,099,675
Sovereign Bancorporation, Inc.	311,600	6,867,664
SunTrust Banks, Inc.	159,000	11,042,550
Wells Fargo & Co.	175,400	10,273,178
		$53,832,252
Commercial Printing - 0.9%
Donnelley (R.R.) & Sons Co.	188,000	$6,969,160
		$6,969,160
Communications Equipment - 2.1%
Cisco Systems, Inc.(1)	371,100	$6,653,823
Corning, Inc.(1)	499,000	9,645,670
		$16,299,493
Computer Software - 2.9%
Microsoft Corp.	369,000	$9,494,370
Oracle Corp.(1)	778,800	9,649,332
SAP AG ADR	87,600	3,795,708
		$22,939,410
Computers & Peripherals - 1.0%
International Business Machines Corp.	95,600	$7,669,032
		$7,669,032
Department Stores - 0.9%
Federated Department Stores, Inc.	108,000	$7,221,960
		$7,221,960

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Diversified Metals / Mining - 1.0%
Phelps Dodge Corp.	58,200	$7,561,926
		$7,561,926
Diversified Telecommunication Services - 0.8%
Sprint Nextel Corp.	269,800	$6,415,844
		$6,415,844
Electrical Equipment - 1.1%
Emerson Electric Co.	126,200	$9,061,160
		$9,061,160
Electronic Equipment & Instruments - 1.4%
Flextronics International, Ltd.(1)	882,300	$11,337,555
		$11,337,555
Entertainment - 1.3%
Carnival Corp.	204,100	$10,200,918
		$10,200,918
Financial Services - 6.6%
American Express Co.	198,800	$11,419,072
Citigroup, Inc.	237,600	10,815,552
Countrywide Financial Corp.	199,000	6,563,020
E*Trade Financial Corp.(1)	557,800	9,817,280
Goldman Sachs Group, Inc.	112,100	13,629,118
		$52,244,042
Health Services - 2.1%
Caremark Rx, Inc.(1)	183,000	$9,137,190
UnitedHealth Group, Inc.	128,800	7,238,560
		$16,375,750
Healthcare Equipment - 3.8%
Edwards Lifesciences Corp.(1)	138,400	$6,146,344
Fisher Scientific International, Inc.(1)	155,000	9,617,750
Stryker Corp.	132,800	6,564,304
Thermo Electron Corp.(1)	250,800	7,749,720
		$30,078,118

Security	Shares	Value
Healthcare Services - 1.6%
Laboratory Corporation of America Holdings(1)	142,300	$6,931,433
Omnicare, Inc.	108,000	6,072,840
		$13,004,273
Healthcare Supplies - 0.7%
DENTSPLY International, Inc.	98,700	$5,331,774
		$5,331,774
Hotel / Resort / Cruise - 1.2%
Starwood Hotels & Resorts Worldwide, Inc.	171,100	$9,781,787
		$9,781,787
Industrial Conglomerates - 1.0%
Tyco International, Ltd.	285,300	$7,945,605
		$7,945,605
Insurance - 2.7%
Aflac, Inc.	213,900	$9,689,670
Allstate Corp.	127,600	7,055,004
MGIC Investment Corp.	70,000	4,494,000
		$21,238,674
Integrated Telecommunication Services - 0.9%
SBC Communications, Inc.	291,500	$6,987,255
		$6,987,255
Internet Software & Services - 0.9%
Google, Inc., Class A(1)	22,000	$6,962,120
		$6,962,120
Lodging and Casinos - 0.5%
Harrah's Entertainment, Inc.	66,000	$4,302,540
		$4,302,540
Machinery - 1.1%
Deere & Co.	144,900	$8,867,880
		$8,867,880

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Media - 1.8%
Time Warner, Inc.	418,500	$7,579,035
Walt Disney Co.	273,100	6,589,903
		$14,168,938
Medical Products - 1.7%
Biomet, Inc.	190,300	$6,605,313
Charles River Laboratories International, Inc.(1)	152,700	6,660,774
		$13,266,087
Metals-Industrial - 3.9%
Alcoa, Inc.	315,200	$7,697,184
Freeport-McMoRan Copper & Gold, Inc., Class B	245,000	11,904,550
Inco, Ltd.	238,900	11,311,915
		$30,913,649
Mining - 1.1%
Newmont Mining Corp.	183,000	$8,632,110
		$8,632,110
Oil and Gas - 2.0%
BP PLC ADR	176,000	$12,469,600
Nabors Industries, Ltd.(1)	42,500	3,052,775
		$15,522,375
Oil and Gas-Equipment and Services - 1.3%
Williams Co., Inc.	396,100	$9,922,305
		$9,922,305
Oil and Gas-Exploration and Production - 4.3%
Chesapeake Energy Corp.	346,000	$13,234,500
Halliburton Co.	215,000	14,731,800
Noble Corp.	84,500	5,784,870
		$33,751,170
Oil and Gas-Integrated - 1.1%
Marathon Oil Corp.	121,000	$8,340,530
		$8,340,530

Security	Shares	Value
Personal Products - 1.7%
Colgate-Palmolive Co.	117,100	$6,181,709
Gillette Co.	125,200	7,286,640
		$13,468,349
Pharmaceuticals - 3.6%
Sepracor, Inc.(1)	143,000	$8,435,570
Watson Pharmaceuticals, Inc.(1)	146,800	5,374,348
Wyeth	321,300	14,866,551
		$28,676,469
Railroads - 2.2%
Canadian Pacific Railway, Ltd.	183,900	$7,900,344
CSX Corp.	198,000	9,203,040
		$17,103,384
REITS - 1.0%
Simon Property Group, Inc.	104,100	$7,715,892
		$7,715,892
Restaurants - 1.0%
Yum! Brands, Inc.	160,000	$7,745,600
		$7,745,600
Retail-Food and Drug - 3.8%
CVS Corp.	303,400	$8,801,634
Safeway, Inc.	278,000	7,116,800
Walgreen Co.	315,000	13,686,750
		$29,605,184
Retail-General - 0.8%
BJ's Wholesale Club, Inc.(1)	235,000	$6,533,000
		$6,533,000
Retail-Specialty and Apparel - 1.2%
Bed Bath and Beyond, Inc.(1)	237,400	$9,538,732
		$9,538,732
Semiconductor Equipment - 0.9%
Applied Materials, Inc.	428,800	$7,272,448
		$7,272,448

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors - 0.9%
Analog Devices, Inc.	184,500	$6,852,330
		$6,852,330
Semiconductors & Semiconductor Equipment - 2.4%
Altera Corp.(1)	240,000	$4,586,400
Intel Corp.	248,500	6,125,525
Linear Technology Corp.	129,300	4,860,387
Maxim Integrated Products, Inc.	81,500	3,475,975
		$19,048,287
Services-Data Processing - 1.8%
Electronic Data Systems Corp.	321,000	$7,203,240
Fiserv, Inc.(1)	156,000	7,155,720
		$14,358,960
Systems Software - 1.2%
Symantec Corp.(1)	409,234	$9,273,243
		$9,273,243
Total Common Stocks (identified cost $764,924,990)		$811,406,421
Commercial Paper - 5.9%
Security	Principal Amount (000's omitted)	Value
HSBC Finance Corp., 3.80%, 10/4/05	$15,000	$14,995,250
Societe Generale, 3.86%, 10/3/05	6,000	5,998,713
UBS Finance LLC, 3.86%, 10/3/05	25,155	25,149,606
Total Commercial Paper (at amortized cost $46,143,569)		$46,143,569
Total Investments - 108.9% (identified cost $811,068,559)		$857,549,990

Covered Call Options Written - (4.6%)
Type of Contract	Number of Contracts	Premium Received	Value
Alcoa, Inc., Expires 1/21/06, Strike 25.00	670	$64,261	$(77,050)
Alliant Techsystems, Inc., Expires 1/21/06, Strike 80.00	863	187,295	(119,094)
Allstate Corp., Expires 1/21/06, Strike 55.00	565	117,988	(141,250)
Altera Corp., Expires 1/21/06, Strike 20.00	1,580	216,334	(146,940)
American Express Co., Expires 10/22/05, Strike 55.00	875	143,858	(231,875)
Analog Devices, Inc., Expires 12/17/05, Strike 35.00	935	212,158	(317,900)
Anheuser-Busch Cos., Inc., Expires 3/18/06, Strike 45.00	155	26,624	(16,275)
Applied Materials, Inc., Expires 1/21/06, Strike 16.00	510	77,085	(86,700)
Bank of New York Co., Inc., Expires 10/22/05, Strike 27.50	720	102,175	(140,400)
Bed Bath and Beyond, Inc., Expires 1/21/06, Strike 42.50	1,290	305,494	(193,500)
Biomet, Inc., Expires 10/22/05, Strike 35.00	685	136,184	(51,375)
BJ's Wholesale Club, Inc., Expires 12/17/05, Strike 30.00	1,200	128,306	(99,000)
BorgWarner, Inc., Expires 1/21/06, Strike 55.00	655	250,146	(288,200)
BP PLC ADR, Expires 1/21/06, Strike 70.00	1,760	751,363	(658,240)
Caremark Rx, Inc., Expires 1/21/06, Strike 50.00	1,075	270,810	(306,375)
Carnival Corp., Expires 1/21/06, Strike 50.00	1,055	263,525	(247,925)
Charles River Laboratories International, Inc., Expires 2/18/06, Strike 45.00	495	102,415	(112,612)
Chesapeake Energy Corp., Expires 10/22/05, Strike 25.00	1,405	143,205	(1,854,600)
Cintas Corp., Expires 11/19/05, Strike 40.00	375	96,336	(69,375)
Cisco Systems, Inc., Expires 10/22/05, Strike 17.50	780	192,587	(42,900)
Citigroup, Inc., Expires 12/17/05, Strike 47.5	1,520	284,116	(45,600)
Colgate-Palmolive Co., Expires 1/21/06, Strike 55.00	1,171	131,048	(128,810)
Commerce Bancorp, Inc., Expires 1/21/06, Strike 32.50	1,035	146,872	(119,025)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Corning, Inc., Expires 11/19/05, Strike 12.50	4,990	$933,154	$(3,393,200)
Countrywide Financial Corp., Expires 1/21/06, Stirke 40.00	1,990	521,213	(89,550)
CSX Corp., Expires 1/21/06, Strike 45.00	1,015	321,668	(345,100)
CVS Corp., Expires 1/21/06, Strike 30.00	1,855	234,065	(259,700)
Deere & Co., Expires 12/17/05, Strike 65.00	945	292,860	(118,125)
DENTSPLY International, Inc., Expires 1/21/06, Strike 55.00	987	149,935	(172,725)
Donnelley (R.R.) & Sons Co., Expires 12/17/05, Strike 35.00	460	114,482	(113,850)
E*Trade Financial Corp., Expires 10/22/05, Strike 13.00	3,415	606,133	(1,468,450)
Edwards Lifesciences Corp., Expires 11/19/05, Strike 45.00	665	174,243	(73,150)
Electronic Data Systems Corp., Expires 1/21/06, Strike 22.50	1,860	190,318	(241,800)
Emerson Electric Co., Expires 1/21/06, Strike 70.00	1,262	280,060	(479,560)
Federated Department Stores, Inc., Expires 11/19/05, Strike 75.00	525	234,879	(32,812)
Fiserv, Inc., Expires 1/21/06, Strike 45.00	770	168,120	(211,750)
Fisher Scientific International, Inc., Expires 12/17/05, Strike 65.00	915	172,060	(105,225)
Flextronics International, Ltd., Expires 10/22/05, Strike 12.50	4,545	497,452	(227,250)
Freeport-McMoRan Copper & Gold, Inc., Expires 11/19/05, Strike 40.00	1,495	266,213	(1,345,500)
General Dynamics Corp., Expires 1/21/06, Strike 120.00	505	144,887	(227,250)
Genzyme Corp., Expires 10/22/05, Strike 60.00	1,326	632,382	(1,591,200)
Gilead Sciences, Inc., Expires 11/19/05, Strike 40.00	2,377	895,945	(2,115,530)
Gillette Co., Expires 1/21/06, Strike 55.00	605	110,055	(242,000)
Goldman Sachs Group, Inc., Expires 1/21/06, Strike 120.00	1,121	635,502	(728,650)
Google, Inc., Expires 1/21/06, Strike 320.00	125	273,354	(275,000)
Halliburton Co., Expires 10/22/05, Strike 47.50	2,150	778,125	(4,730,000)
Inco, Ltd., Expires 10/22/05, Strike 40.00	2,389	470,463	(1,743,970)

Type of Contract	Number of Contracts	Premium Received	Value
Intel Corp., Expires 1/21/06, Strike 27.50	2,485	$508,008	$(99,400)
International Business Machine Corp., Expires 10/22/05, Strike 80.00	215	62,762	(39,775)
L-3 Communications Holdings, Inc., Expires 10/22/05, Strike 75.00	445	203,316	(204,700)
Laboratory Corporation of America Holdings, Expires 1/21/06, Strike 47.50	815	213,127	(250,613)
Lamar Advertising Co., Expires 10/22/05, Strike 40.00	600	277,140	(336,000)
Legg Mason, Inc., Expires 11/19/05, Strike 110.00	745	455,108	(342,700)
Marathon Oil Corp., Expires 10/22/05, Strike 60.00	775	168,104	(713,000)
Microsoft Corp., Expires 10/22/05, Strike 25.00	920	85,838	(82,800)
Newmont Mining Corp., Expires 12/17/05, Strike 45.00	1,065	305,565	(436,650)
Nike, Inc., Expires 10/22/05, Strike 85.00	620	295,677	(21,700)
North Fork Bancorporation, Inc., Expires 11/19/05, Strike 27.50	1,170	180,671	(40,950)
Northrop Grumman Corp., Expires 1/21/06, Strike 55.00	655	165,012	(119,538)
Omnicare, Inc., Expires 12/17/05, Strike 50.00	425	131,490	(323,000)
Oracle Corp., Expires 3/18/06, Strike 13.00	4,265	347,229	(298,550)
Paychex, Inc., Expires 1/21/06, Strike 32.50	1,125	210,284	(568,125)
PepsiCo, Inc., Expires 10/22/05, Strike 55.00	2,125	237,844	(435,625)
Phelps Dodge Corp., Expires 1/21/06, Strike 120.00	420	431,286	(735,000)
Precision Castparts Corp., Expires 12/17/05, Strike 50.00	785	197,747	(353,250)
SBC Communications, Inc., Expires 1/21/06, Strike 25.00	2,915	82,907	(87,450)
Sepracor, Inc., Expires 10/22/05, Strike 55.00	675	260,572	(324,000)
Sovereign Bancorporation, Inc., Expires 10/22/05, Strike 20.00	570	112,238	(118,275)
Sprint Nextel Corp., Expires 11/19/05, Strike 25.00	1,595	234,337	(63,800)
Stryker Corp., Expires 1/21/06, Strike 50.00	455	157,837	(120,575)
SunTrust Banks, Inc., Expires 1/21/06, Strike 70.00	775	210,727	(184,063)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Symantec Corp., Expires 1/21/06, Stike 20.00	1,040	$173,596	$(343,200)
T. Rowe Price Group, Inc., Expires 10/22/05, Strike 60.00	1,065	326,101	(585,750)
Thermo Electron Corp., Expires 12/17/05, Strike 30.00	2,508	146,392	(476,520)
Time Warner, Inc., Expires 10/22/05, Strike 17.00	2,180	198,224	(283,400)
Tyco International, Ltd., Expires 1/21/06, Strike 27.50	715	137,215	(128,700)
UnitedHealth Group, Inc., Expires 12/17/05, Strike 55.00	740	161,267	(222,000)
Walgreen Co., Expires 1/21/06, Strike 42.50	1,410	327,003	(380,700)
Walt Disney Co., Expires 1/21/06, Strike 22.50	710	107,856	(158,330)
Watson Pharmaceuticals, Inc., Expires 1/21/06, Strike 35.00	690	130,306	(213,900)
Wells Fargo & Co., Expires 10/22/05, Strike 60.00	730	132,793	(32,850)
Williams Co., Inc., Expires 1/21/06, Strike 22.50	2,570	313,370	(873,800)
Wyeth, Expires 10/22/05, Strike 45.00	3,212	439,853	(546,040)
Yum! Brands, Inc., Expires 1/21/06, Strike 50.00	845	162,163	(152,100)
Total Call Options Written (premiums received $21,738,718)			$(36,523,197)
Other Assets, Less Liabilities - (4.3)%			$(33,584,928)
Net Assets - 100.0%			$787,441,865

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of September 30, 2005

Assets
Investments, at value (identified cost, $811,068,559)	$857,549,990
Cash	22,264
Receivable for investments sold	10,653,036
Dividends and interest receivable	461,327
Tax reclaim receivable	6,163
Total assets	$868,692,780
Liabilities
Payable for investments purchased	$43,813,331
Written options outstanding, at value (premiums received $21,738,718)	36,523,197
Payable to affiliate for investment advisory fees	645,534
Payable to affiliate for Trustees' fees	13,246
Accrued expenses	255,607
Total liabilities	$81,250,915
Net assets applicable to common shares	$787,441,865
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 39,447,290 shares issued and outstanding	$394,473
Additional paid-in capital	752,471,139
Undistributed net realized gain (computed on the basis of identified cost)	2,894,006
Distributions in excess of net investment income earned to date	(14,705)
Net unrealized appreciation (computed on the basis of identified cost)	31,696,952
Net assets applicable to common shares	$787,441,865
Net Asset Value Per Common Share
($787,441,865 ÷ 39,447,290 common shares issued and outstanding)	$19.96

Statement of Operations

For the Period Ended
September 30, 2005(1)

Investment Income
Dividends (net of foreign taxes, $22,323)	$8,594,109
Interest	1,120,864
Total investment income	$9,714,973
Expenses
Investment adviser fee	$7,078,798
Trustees' fees and expenses	26,240
Custodian fee	247,088
Printing and postage	195,810
Legal and accounting services	85,962
Transfer and dividend disbursing agent fees	62,768
Organization expenses	7,500
Miscellaneous	43,688
Total expenses	$7,747,854
Deduct - Reduction of custodian fee	$2,966
Reduction of investment adviser fee	23,675
Expense reimbursement	7,500
Total expense reductions	$34,141
Net expenses	$7,713,713
Net investment income	$2,001,260
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$32,941,689
Written options	16,409,854
Net realized gain	$49,351,543
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$46,481,431
Written option transactions	(14,784,479)
Net change in unrealized appreciation (depreciation)	$31,696,952
Net realized and unrealized gain	$81,048,495
Net increase in net assets from operations	$83,049,755

(1)  For the period from the start of business, October 29, 2004, to September 30, 2005.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended September 30, 2005(1)
From operations - Net investment income	$2,001,260
Net realized gain from investment and written option transactions	49,351,543
Net change in unrealized appreciation (depreciation) from investments and written options	$31,696,952
Net increase in net assets from operations	$83,049,755
Distributions to shareholders - From net investment income	$(48,473,503)
Total distributions to shareholders	$(48,473,503)
Capital share transactions - Proceeds from sale of shares(2)	$747,287,500
Reinvestment of distributions to shareholders	6,235,140
Offering costs	(757,027)
Net increase in net assets from capital share transactions	$752,765,613
Net increase in net assets	$787,341,865
Net Assets
At beginning of period	$100,000
At end of period	$787,441,865
Accumulated distributions in excess of net investment income included in net assets
At end of period	$(14,705)

(1)  For the period from the start of business, October 29, 2004, to  September 30, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $35,212,500.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the period stated
	Period Ended September 30, 2005(1)(2)
Net asset value - Beginning of period(3)	$19.100
Income (loss) from operations
Net investment income	$0.051
Net realized and unrealized gain	2.061
Total income from operations	$2.112
Less distributions
From net investment income	$(1.233)
Total distributions	$(1.233)
Common share offering costs	$(0.019)
Net asset value - End of period	$19.960
Market value - End of period	$19.890
Total Investment Return on Net Asset Value(4)	11.24%
Total Investment Return on Market Value(4)	10.85%
Ratios/Supplemental Data
Net assets end of period (000's omitted)	$787,442
Net expenses	1.09	%(5)†
Net expenses after custodian fee reduction	1.09	%(5)†
Net investment income	0.28	%(5)†
Portfolio Turnover	84%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser, and a fee reduction by the custodian. Had such actions not been taken, the ratios would have changed by less than .005%.

(1)  For the period from the start of business, October 29, 2004, to September 30, 2005.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated August 10, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of large- and mid-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income - Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options - Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs - Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications - Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

I  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the period from the start of business, October 29, 2004 to September 30, 2005 was as follows:

Distributions declared from:

Ordinary income	$48,473,503

During the period from the start of business, October 29, 2004 to September 30, 2005, distributions in excess of net investment income was decreased by $46,457,538 and undistributed net realized gain was decreased by $46,457,538 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of September 30, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Income	$3,606,561
Unrealized gain	$30,969,692

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the period from the start of business, October 29, 2004 to September 30, 2005, the advisory fee amounted to $7,078,798. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the period from the start of business, October 29, 2004 to September 30, 2005, the Investment Adviser waived $23,675 of its advisory fee.

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, October 29, 2004, to September 30, 2005 EVM reimbursed the Fund $7,500 in organizational expenses.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, October 29, 2004, to September 30, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,402,439,560 and $645,278,383 respectively, for the period from the start of business, October 29, 2004, to September 30, 2005.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at September 30, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$811,795,819
Gross unrealized appreciation	$64,454,525
Gross unrealized depreciation	(18,700,354)
Net unrealized appreciation	$45,754,171

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended September 30, 2005(1)
Sales	39,130,000
Issued to shareholders electing to receive payments of distributions in Fund shares	317,290
Net increase	39,447,290

(1) For the period from the start of business, October 29, 2004, to September 30, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2005 is as follows:

Written call options activity for the period ended September 30, 2005 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	-	$-
Options written	466,641	94,280,058
Options terminated in closing purchase transactions	(244,934)	(45,792,948)
Options exercised	(107,869)	(25,163,187)
Options expired	(9,117)	(1,585,205)
Outstanding, end of period	104,721	$21,738,718

At September 30, 2005, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Enhanced Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund (the "Fund"), including the portfolio of investments as of September 30, 2005, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, October 29, 2004, to September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Enhanced Equity Income Fund as of September 30, 2005, the results of its operations, the changes in its net assets and the financial highlights for the period from the start of business, October 29, 2004, to September 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 18, 2005

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

OTHER MATTERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on July 22, 2005. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, James B. Hawkes and Samuel L. Hayes, III as Class I Trustees of the Fund for a three-year term expiring in 2008.

Nominees for Class I Trustee Elected by All Shareholders	For	Number of Shares Withheld
Benjamin C. Esty	34,691,279	303,692
James B. Hawkes	34,701,556	293,415
Samuel L. Hayes, III	34,685,651	309,320

Eaton Vance Enhanced Equity Income Fund as of September 30, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $8,616,432, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 14.6% qualifies for the corporate dividends received deduction.

Eaton Vance Enhanced Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Enhanced Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Enhanced Equity Income Fund
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of September 30, 2005, our records indicate that there are 41 registered shareholders and approximately 38,496 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOI.

Eaton Vance Enhanced Equity Income Fund (Unaudited)

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Prior to approving the (a) investment advisory agreement (the "Advisory Agreement") between Eaton Vance Enhanced Equity Income Fund (the "Fund") and the investment adviser, Eaton Vance Management ("Eaton Vance" or the "Adviser") and (b) investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Fund and Rampart Investment Management Company, Inc. ("Rampart" or the "Sub-Adviser"), the Special Committee of the Fund's Board of Trustees considered, among other things, the following:

•  A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance and Rampart;

•  Information on the relevant peer group(s) of funds;

•  The economic outlook and the general investment outlook in the relevant investment markets;

•  Eaton Vance's and Rampart's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

•  Arrangements regarding the distribution of Fund shares;

•  The procedures used to determine the fair value of the Fund's assets;

•  The allocation of brokerage and the benefits received by the Adviser as the result of brokerage allocation; including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  Rampart's compliance efforts with respect to the accounts it manages;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates and of Rampart;

•  The terms of the Advisory Agreement and the Sub-Advisory Agreement, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

•  Operating expenses (including transfer agency expenses) to be paid to third parties; and

•  Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, and the Sub-Advisory Agreement between the Adviser and Rampart, the Special Committee reviewed material furnished by Eaton Vance and Rampart at the initial Board meeting held on December 20, 2004, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement and under the Sub-Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The Special Committee also considered the business reputation of Rampart and its options strategy and its past experience in implementing this strategy.

Eaton Vance Enhanced Equity Income Fund (Unaudited)

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance and Rampart in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's and Rampart's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage. In evaluating the fees to be paid to Rampart, the Special Committee considered and discussed fees paid to other investment sub-advisers in similar circumstances, as well as fees charged by Rampart to other clients.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement and the Sub-Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates and Rampart, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement and the Sub-Advisory Agreement, including the fee structure, is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into a Shareholder Services Agreement with UBS Securities LLC, whereby the Adviser (and not the Fund) would pay UBS Securities LLC to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Enhanced Equity Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2008. 3 years. Trustee and Vice President since 2004	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 160 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	160	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	151	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2008. 3 years. Trustee since 2004 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommuncations services company) (since 2000).	160	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2006. 3 years. Trustee since 2004	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	160	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2006. 3 years. Trustee since 2004	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner Covington & Burling, Washington, DC (1991-2000).	160	None

Norton H. Reamer 9/21/35	Trustee	Until 2007. 3 years. Trustee since 2004	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	160	None

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2004	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	160	None

Ralph F. Verni 1/26/43	Trustee	Until 2007. 3 years. Trustee since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	151	Director of W.P. Care & Company LLC (manager of real estate investment trusts).

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2004	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2004	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 64 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2004	Director of Equity Research and a Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005*	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 160 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

*  Prior to 2005, Ms. Campbell served as Assistant Treasurer since 2004.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund
Rampart Investment Management

One International Place
Boston, MA 02110

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Enhanced Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2285-11/05  CE-EEIFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The registrant commenced operations on October 28, 2004.  The following table presents the aggregate fees billed to the registrant for the registrant’s first fiscal year ended September 30, 2005 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Year Ended	9/30/05

Audit Fees	$38,150

Audit-Related Fees(1)

Tax Fees(2)	15,750

All Other Fees(3)	0

Total	$53,900

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by its principal accountant for the registrant’s first fiscal year ended September 30, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s first fiscal year ended September 30, 2005.

Fiscal Year Ended	9/30/05

Registrant	$15,750

Eaton Vance(1)	$223,443

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this filing.

Item 9.    Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund

By:	/S/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	November 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	November 15, 2005

By:	/S/ Duncan W. Richardson
Duncan W, Richardson
President

Date:	November 15, 2005